[LOGO OF USAA]
    USAA(R)

                USAA NASDAQ-100
                            INDEX Fund

                              [GRAPHIC OF USAA NASDAQ-100 INDEX FUND]

   A n n u a l  R e p o r t

--------------------------------------------------------------------------------
   DECEMBER 31, 2002

 M E S S A G E
==============------------------------------------------------------------------
               from the PRESIDENT

                                                  "
                                             IN MY OPINION,
[PHOTO OF CHRISTOPHER W. CLAUS]    FOUR CONSECUTIVE YEARS OF NEGATIVE
                                       TOTAL EQUITY RETURNS, WHILE
                                          POSSIBLE, IS UNLIKELY.
                                                  "
--------------------------------------------------------------------------------

                 The U.S. economy may be poised for a rebound, albeit at an uneven pace. In my opinion, four consecutive years of negative total equity returns, while possible, is unlikely.

                 I have several reasons for these views. First, the Federal Reserve Board (the Fed) continues to support the economy by keeping interest rates low. Until there is clear evidence that the economy is recovering, I expect the Fed to maintain a very accommodative monetary policy. In fact, I believe it will be late to raise rates, rather than early, to avoid slamming the brakes on a recovery.

                 Second, I am encouraged that some kind of fiscal stimulus, including tax reform, is likely in 2003. The Bush administration has proposed a $674 billion tax plan, although it remains to be seen what Congress will actually pass. Third, inflation is expected to remain low and not deteriorate into deflation. And finally, American workers are supporting the recovery by keeping productivity extremely high.

                 We believe these are persuasive reasons to be optimistic about the long-term prospects of the U.S. economy. Yet, in the short term, we at USAA counsel caution. Geopolitical tensions are running high as a war with Iraq looms and the United States and North Korea engage in "saber-rattling." If these situations are quickly resolved or minimized, we would expect to see

 . . . C O N T I N U E D
========================--------------------------------------------------------

                 opportunities unfold. Should they linger, the market and the economy will find themselves constrained. It is still too early to predict what will happen.

                 In this time of uncertainty, we remain committed to your best interests. We will continue to provide you with no-load mutual funds WITHOUT excessive fees, sales loads, or contractual plans. Our investment representatives stand ready - at no charge - to help you identify the USAA mutual funds that may be right for you. And should you need help creating a financial plan, our Certified Financial Planner(R) practitioners at USAA Financial Planning Services will be happy to assist you.

                 Last year, we put together what we believe to be one of the finest teams of portfolio managers and analysts in the country to manage USAA's mutual funds assets. In the coming years, we will continue to work hard to deliver the world-class service, guidance, and products that you have come to know and expect from us.

                 Thank you for your continuing faith and trust in us.

                 Sincerely,

                 /s/ Christopher W. Claus

                 Christopher W. Claus
                 President and Vice Chairman of the Board

                 FOR MORE COMPLETE INFORMATION ABOUT USAA MUTUAL FUNDS, INCLUDING CHANGES AND EXPENSES, CALL FOR A PROSPECTUS FROM USAA INVESTMENT MANAGEMENT COMPANY (USAA). READ IT CAREFULLY BEFORE YOU INVEST.

                 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                 FINANCIAL PLANNING AND RETIREMENT SERVICES PROVIDED BY USAA FINANCIAL PLANNING SERVICES, A REGISTERED INVESTMENT ADVISER.

Table of CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OVERVIEW & MANAGER'S COMMENTARY                 1

FINANCIAL INFORMATION

   Independent Auditors' Report                            6

   Portfolio of Investments                                7

   Notes to Portfolio of Investments                      11

   Financial Statements                                   12

   Notes to Financial Statements                          15

DIRECTORS' INFORMATION                                    26

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE
ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2003, USAA. All rights reserved.

 I N V E S T M E N T
====================------------------------------------------------------------
                     OVERVIEW

USAA NASDAQ-100 INDEX FUND

OBJECTIVE
--------------------------------------------------------------------------------

                 Seeks to match, before fees and expenses, the performance of the stocks composing the Nasdaq-100 Index.

TYPES OF INVESTMENTS
--------------------------------------------------------------------------------

                 At least 80% of the Fund's assets, including any borrowings for investment purposes, will be invested in the stocks of companies composing the Nasdaq-100 Index.


--------------------------------------------------------------------------------
                                  12/31/02              12/31/01
--------------------------------------------------------------------------------
Net Assets                      $52.9 Million        $58.9 Million
Net Asset Value Per Share          $3.13                 $5.05

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/02
--------------------------------------------------------------------------------

              1 YEAR               SINCE INCEPTION ON 10/27/00
              -37.90%                        -41.28%


                 TOTAL RETURN EQUALS INCOME YIELD PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

2

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         OVERVIEW

--------------------------------------------------------------------------------
            CUMULATIVE PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

         [CHART OF CUMULATIVE PERFORMANCE COMPARISON]


                  USAA NASDAQ-100
                    INDEX FUND      NASDAQ-100 INDEX
                  ---------------   ----------------

* 10/30/00            $10,000           $10,000
  10/31/00             10,620            10,653
  11/30/00              8,160             8,136
  12/31/00              7,580             7,600
  01/31/01              8,390             8,416
  02/28/01              6,160             6,194
  03/31/01              5,080             5,107
  04/30/01              5,980             6,022
  05/31/01              5,800             5,842
  06/30/01              5,890             5,943
  07/31/01              5,410             5,465
  08/31/01              4,720             4,770
  09/30/01              3,750             3,792
  10/31/01              4,380             4,430
  11/30/01              5,110             5,181
  12/31/01              5,042             5,119
  01/31/02              4,962             5,032
  02/28/02              4,352             4,412
  03/31/02              4,642             4,716
  04/30/02              4,082             4,146
  05/31/02              3,852             3,922
  06/30/02              3,351             3,413
  07/31/02              3,071             3,123
  08/31/02              3,001             3,059
  09/30/02              2,651             2,702
  10/31/02              3,151             3,212
  11/30/02              3,552             3,623
  12/31/02              3,131             3,195


                        [END CHART]

                        DATA FROM 10/30/00* THROUGH 12/31/02.

                 The graph illustrates how a $10,000 hypothetical investment in the USAA Nasdaq-100 Index Fund closely tracks the Nasdaq-100 Index, a modified capitalization-weighted index composed of 100 of the largest nonfinancial domestic and international companies listed on the Nasdaq Stock Market based on market capitalization.

                 'NASDAQ-100(R)', 'NASDAQ-100 INDEX(R)', AND 'NASDAQ(R)' ARE TRADEMARKS OR SERVICE MARKS OF THE NASDAQ STOCK MARKET, INC. (WHICH WITH ITS AFFILIATES ARE THE "CORPORATIONS") AND HAVE BEEN LICENSED FOR OUR USE. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE USAA NASDAQ-100
                 INDEX FUND. THE FUND IS NOT SPONSORED, SOLD, OR PROMOTED BY THE NASDAQ STOCK MARKET, INC., AND THE NASDAQ STOCK MARKET, INC. MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUND. INDEX PRODUCTS INCUR FEES AND EXPENSES AND MAY NOT ALWAYS BE INVESTED IN ALL SECURITIES OF THE INDEX THE FUND ATTEMPTS TO MIRROR. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

                 NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

                 * DATE THE FUND INITIALLY INVESTED IN SECURITIES REPRESENTED BY
                   THE INDEX.

 M A N A G E R ' S
==================--------------------------------------------------------------
                   COMMENTARY on the Fund

                 The USAA Nasdaq-100 Index Fund seeks investment performance that matches, before fees and expenses, the performance of the stocks composing the Nasdaq-100 Index (the index). For the year ended December 31, 2002, the Nasdaq-100 Index returned -37.53% and the Fund returned -37.90%.

                 Markets faced a third straight year of losses against the backdrop of an uncertain economy, geopolitical tension, and corporate-governance concerns. Despite some encouraging economic news, equities generally faced challenges on all fronts for much of the year. The year opened amid hints of an improving economy. Fourth quarter 2001 gross domestic product growth, originally estimated at -1.1%, was revised upward in March to 1.7%. Also helping to boost markets, the unemployment rate declined during the first few months of the year; durable-goods orders rose; and in March, consumer confidence jumped a surprising 15%. By April, though, markets began to stumble as investor sentiment turned negative. Wave after wave of corporate investigations created skepticism about accounting methods and corporate leadership, and took their toll on equities. Profit warnings and an increased possibility of war in Iraq further dampened markets. On October 6, 2002, the Nasdaq Composite Index dipped to a six-year low. As bargain hunters entered the market to take advantage of lower-priced shares and newly released data provided a more optimistic outlook for economic recovery, stock prices rebounded during the fourth quarter, somewhat mitigating the losses for the year.

                 Smaller company stocks were among the hardest hit during the year, particularly shares of growth-oriented technology and telecommunications companies. Within the Nasdaq-100 Index, telecommunications services (1.82% of the index as of December 31, 2002) suffered the biggest declines, losing 47%.

                 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                 REFER TO PAGE 2 FOR THE NASDAQ-100 INDEX DEFINITION.

4
 . . . C O N T I N U E D
========================--------------------------------------------------------
                         COMMENTARY on the Fund

                 Information technology stocks, by far the largest weighting at 58.11% of the index, fell 39.79%. Health care stocks (15.33% of the index as of December 31, 2002) dropped 35.45%, and consumer discretionary stocks (15.81% of the index as of December 31, 2002) lost 31.13%.

                 In terms of individual holdings, nine of the index's 10 largest holdings lost share value during the year. Technology bellwether Intel Corp. (4.76% of the index as of December 31, 2002) lost 50.31%. Maxim Integrated Products, Inc. (1.95% of the index as of December 31, 2002) lost 37.04%. QUALCOMM, Inc. (4.54% of the index as of December 31, 2002) lost 27.94%; Cisco Systems, Inc. (4.45% of the index as of December 31, 2002) lost 27.66%; and Microsoft Corp. (12.54% of the index as of December 31, 2002) lost 21.96%. The sole positive performer among the 10 largest holdings was eBay, Inc. (2.05% of the index as of December 31, 2002), which gained 1.38%.

 P O R T F O L I O
==================--------------------------------------------------------------
                   HIGHLIGHTS

-----------------------------------------------
            TOP 10 EQUITY HOLDINGS
              (% of Net Assets)
-----------------------------------------------

Microsoft Corp.                          12.5%

Intel Corp.                               4.7%

QUALCOMM, Inc.                            4.5%

Cisco Systems, Inc.                       4.4%

Amgen, Inc.                               3.8%

Dell Computer Corp.                       3.3%

Oracle Corp.                              3.2%

Comcast Corp. "A"                         2.9%

eBay, Inc.                                2.0%

Maxim Integrated Products, Inc.           1.9%

-----------------------------------------------


-----------------------------------------------
            TOP 10 INDUSTRIES*
            (% of Net Assets)
-----------------------------------------------

Systems Software                       18.4%

Semiconductors                         12.0%

Biotechnology                          10.8%

Telecommunication Equipment             6.2%

Application Software                    6.0%

Computer Hardware                       4.8%

Networking Equipment                    4.8%

Broadcasting & Cable TV                 3.7%

Semiconductor Equipment                 3.1%

Specialty Stores                        2.8%

-----------------------------------------------

* EXCLUDES MONEY MARKET INSTRUMENTS AND REPURCHASE AGREEMENTS.

 YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 7-10.

6

 I N D E P E N D E N T
======================----------------------------------------------------------
                       AUDITORS' Report

THE SHAREHOLDERS AND BOARD OF DIRECTORS OF

                 USAA MUTUAL FUND, INC.:

                 We have audited the accompanying statement of assets and liabilities of USAA Nasdaq-100 Index Fund (a portfolio of USAA Mutual Fund, Inc.), including the portfolio of investments, as of December 31, 2002, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management.
                 Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2001, and the financial highlights for each of the periods presented through December 31, 2001, were audited by other auditors whose report dated February 8, 2002, expressed an unqualified opinion on the statements and financial highlights.

                 We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

                 In our opinion, the 2002 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of USAA Nasdaq-100 Index Fund at December 31, 2002, the results of its operations, changes in its net assets, and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.

                                                          /s/ ERNST & YOUNG LLP

                 San Antonio, TX
                 February 7, 2003

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS

USAA NASDAQ-100 INDEX FUND

DECEMBER 31, 2002

                                                                     MARKET
   NUMBER                                                             VALUE
OF SHARES     SECURITY                                                (000)
---------------------------------------------------------------------------
              COMMON STOCKS (99.5%)

   69,013     ADC Telecommunications, Inc. *                      $     144
   16,038     Adobe Systems, Inc.                                       398
   37,357     Altera Corp. *                                            461
   17,541     Amazon.com, Inc. *                                        331
   13,637     American Power Conversion Corp. *                         207
   41,612     Amgen, Inc. *                                           2,011
   12,222     Apollo Group, Inc. "A" *                                  538
   34,678     Apple Computer, Inc. *                                    497
   59,369     Applied Materials, Inc. *                                 774
   26,379     BEA Systems, Inc. *                                       303
   27,272     Bed Bath & Beyond, Inc. *                                 942
   12,715     Biogen, Inc. *                                            509
   24,241     Biomet, Inc.                                              695
   12,935     Broadcom Corp. "A" *                                      195
   16,643     Brocade Communications Systems, Inc. *                     69
    5,808     C. H. Robinson Worldwide, Inc.                            181
    6,065     CDW Computer Centers, Inc. *                              266
    3,494     Cephalon, Inc. *                                          170
   16,675     Check Point Software Technologies Ltd. *                  216
   18,233     Chiron Corp. *                                            686
   35,635     CIENA Corp. *                                             183
   14,147     Cintas Corp.                                              647
  178,972     Cisco Systems, Inc. *(a)                                2,344
   14,132     Citrix Systems, Inc. *                                    174
   65,790     Comcast Corp. "A" *                                     1,551
   16,283     Compuware Corp. *                                          78
   13,522     Comverse Technology, Inc. *                               135
   16,630     Costco Wholesale Corp. *                                  467
   66,094     Dell Computer Corp. *                                   1,767
    5,230     DENTSPLY International, Inc.                              195
    7,595     Dollar Tree Stores, Inc. *                                187
   15,961     eBay, Inc. *                                            1,082
   17,373     EchoStar Communications Corp. "A" *                       387
    9,869     Electronic Arts, Inc. *                                   491
    7,070     Expeditors International of Washington, Inc.              231
    4,810     Express Scripts, Inc. "A" *                               231
    5,017     Fastenal Co.                                              188
    7,285     First Health Group Corp. *                                177
   16,585     Fiserv, Inc. *                                            563
   39,000     Flextronics International Ltd. ADR *                      319

8

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA NASDAQ-100 INDEX FUND

DECEMBER 31, 2002

                                                                     MARKET
   NUMBER                                                             VALUE
OF SHARES     SECURITY                                                (000)
---------------------------------------------------------------------------
    5,476     Gentex Corp. *                                      $     173
   18,671     Genzyme Corp. *                                           552
   13,418     Gilead Sciences, Inc. *                                   456
    2,827     Henry Schein, Inc. *                                      127
    8,941     Human Genome Sciences, Inc. *                              79
    4,192     ICOS Corp. *                                               98
   11,521     IDEC Pharmaceuticals Corp. *                              382
  160,852     Intel Corp.                                             2,504
   17,919     Intuit, Inc. *                                            841
    3,374     Invitrogen Corp. *                                        106
  103,988     JDS Uniphase Corp. *                                      257
   16,999     Juniper Networks, Inc. *                                  116
   15,843     KLA-Tencor Corp. *                                        560
    5,641     Lamar Advertising Co. "A" *                               190
    7,053     Lincare Holdings, Inc. *                                  223
   28,899     Linear Technology Corp.                                   743
    9,645     LM Ericsson Telephone Co. ADR "B"*                         65
   31,146     Maxim Integrated Products, Inc.                         1,029
   18,609     MedImmune, Inc. *                                         506
    6,218     Mercury Interactive Corp. *                               184
   11,688     Microchip Technology, Inc.                                286
  127,597     Microsoft Corp. *(a)                                    6,597
   21,946     Millennium Pharmaceuticals, Inc. *                        174
    6,771     Molex, Inc.                                               156
   24,486     Network Appliance, Inc. *                                 245
   82,877     Nextel Communications, Inc. "A" *                         957
   10,490     Novellus Systems, Inc. *                                  295
   11,859     NVIDIA Corp. *                                            136
  154,346     Oracle Corp. *                                          1,667
    8,997     PACCAR, Inc.                                              415
   13,981     PanAmSat Corp. *                                          205
    4,524     Patterson Dental Co. *                                    198
    5,653     Patterson-UTI Energy, Inc. *                              170
   24,724     Paychex, Inc.                                             690
   30,640     PeopleSoft, Inc. *                                        561
    9,440     PETsMART, Inc. *                                          162
    3,581     Pixar, Inc. *                                             190
    6,595     QLogic Corp. *                                            228
   65,651     QUALCOMM, Inc. *                                        2,389
   13,416     RF Micro Devices, Inc. *                                   98
    5,288     Ross Stores, Inc.                                         224

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA NASDAQ-100 INDEX FUND

DECEMBER 31, 2002

                                                                     MARKET
   NUMBER                                                             VALUE
OF SHARES     SECURITY                                                (000)
---------------------------------------------------------------------------
    4,200     Ryanair Holdings plc ADR *                          $     164
   39,235     Sanmina-SCI Corp. *                                       176
   39,435     Siebel Systems, Inc. *                                    295
    4,786     Sigma-Aldrich Corp.                                       233
   16,665     Smurfit-Stone Container Corp. *                           256
   21,951     Staples, Inc. *                                           402
   37,470     Starbucks Corp. *                                         764
   93,979     Sun Microsystems, Inc. *                                  292
   10,311     Symantec Corp. *                                          418
    4,716     Synopsys, Inc. *                                          218
   16,357     Tellabs, Inc. *                                           119
   12,601     Teva Pharmaceutical Industries Ltd. ADR                   486
    8,318     TMP Worldwide, Inc. *                                      94
   30,408     USA Interactive, Inc. *                                   697
   15,564     VeriSign, Inc. *                                          125
   29,207     VERITAS Software Corp. *                                  456
    3,917     Whole Foods Market, Inc. *                                206
   31,040     Xilinx, Inc. *                                            639
   19,667     Yahoo! Inc. *                                             322
                                                                  ---------
              Total common stocks (cost: $81,192)                    52,586
                                                                  ---------

PRINCIPAL                                                            MARKET
   AMOUNT                                                             VALUE
    (000)     SECURITY                                                (000)
---------------------------------------------------------------------------
              MONEY MARKET INSTRUMENT (0.2%)

$     100     United States Treasury Bills, 1.61%,
                 3/27/2003 (cost: $100)                                 100
                                                                  ---------

              REPURCHASE AGREEMENT (0.6%)

      333     State Street Bank & Trust Co., 0.75%, acquired
                 on 12/31/2002 and due 1/02/2003 at $333
                 (collateralized by a $335 U.S. Treasury Note,
                  3.00%, due 1/31/2004; market value $345)(b)
                 (cost: $333)                                           333
                                                                  ---------

              TOTAL INVESTMENTS (COST: $81,625)                   $  53,019
                                                                  =========

10

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA NASDAQ-100 INDEX FUND

DECEMBER 31, 2002

PORTFOLIO SUMMARY BY CONCENTRATION
--------------------------------------------------------------------------------

                                          % OF
                                        NET ASSETS
                                        ----------
Systems Software                          18.4%
Semiconductors                            12.0
Biotechnology                             10.8
Telecommunication Equipment                6.2
Application Software                       6.0
Computer Hardware                          4.8
Networking Equipment                       4.8
Broadcasting & Cable TV                    3.7
Semiconductor Equipment                    3.1
Specialty Stores                           2.8
Internet Retail                            2.7
Data Processing Services                   2.4
Diversified Commercial Services            2.2
Wireless Telecommunication Services        2.2
Health Care Equipment                      1.7
Health Care Distributors & Services        1.5
Restaurants                                1.4
Catalog Retail                             1.3
General Merchandise Stores                 1.2
Other                                     11.1
                                         -----
Total                                    100.3%
                                         =====

 N O T E S
==========----------------------------------------------------------------------
           to Portfolio of INVESTMENTS

USAA NASDAQ-100 INDEX FUND

DECEMBER 31, 2002

GENERAL NOTES
--------------------------------------------------------------------------------

                 Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

                 The percentages shown represent the percentages of the investments to net assets and in, total, may not equal 100%.

                 ADR - American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

SPECIFIC NOTES
--------------------------------------------------------------------------------

                 (a) Portion of security is segregated as collateral for futures contracts.

                 (b) Collateral is taken into possession by the Fund upon
                     entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement.

                 * Non-income-producing security for the year ended December 31,
                   2002.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

12

 S T A T E M E N T
==================--------------------------------------------------------------
                   ASSETS and LIABILITIES
                   (in thousands)

USAA NASDAQ-100 INDEX FUND

DECEMBER 31, 2002

ASSETS

   Investments in securities, at market value (identified cost of $81,625)     $   53,019
   Cash                                                                                12
   Receivables:
      Capital shares sold                                                             101
      USAA Investment Management Company                                              114
      Dividends and interest                                                            7
                                                                               ----------
          Total assets                                                             53,253
                                                                               ----------

LIABILITIES

   Securities purchased                                                                40
   Capital shares redeemed                                                            249
   USAA Investment Management Company                                                  26
   USAA Transfer Agency Company                                                        21
   Accounts payable and accrued expenses                                               39
                                                                               ----------
          Total liabilities                                                           375
                                                                               ----------
             Net assets applicable to capital shares outstanding               $   52,878
                                                                               ==========

NET ASSETS CONSIST OF:

   Paid-in capital                                                             $  100,555
   Accumulated net realized loss on investments and futures transactions          (19,046)
   Net unrealized depreciation on investments and futures contracts               (28,631)
                                                                               ----------
             Net assets applicable to capital shares outstanding               $   52,878
                                                                               ==========
   Capital shares outstanding                                                      16,906
                                                                               ==========
   Authorized shares of $.01 par value                                            100,000
                                                                               ==========
   Net asset value, redemption price, and offering price per share             $     3.13
                                                                               ==========

   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

 S T A T E M E N T
==================--------------------------------------------------------------
                   of OPERATIONS
                   (in thousands)

USAA NASDAQ-100 INDEX FUND

YEAR ENDED DECEMBER 31, 2002

NET INVESTMENT LOSS
  Income:
      Dividends                                                                 $      45
      Interest                                                                         59
                                                                                ---------
        Total income                                                                  104
                                                                                ---------
   Expenses:
      Advisory fees                                                                   108
      Administrative fees                                                             189
      Transfer agent's fees                                                           241
      Custodian's fees                                                                 45
      Postage                                                                          24
      Shareholder reporting fees                                                       35
      Directors' fees                                                                   5
      Registration fees                                                                32
      Professional fees                                                                33
      Other                                                                            29
                                                                                ---------
        Total expenses                                                                741
      Expenses reimbursed                                                            (281)
      Expenses paid indirectly                                                         (1)
                                                                                ---------
        Net expenses                                                                  459
                                                                                ---------
           Net investment loss                                                       (355)
                                                                                ---------
NET REALIZED AND UNREALIZED LOSS
ON INVESTMENTS AND FUTURES CONTRACTS

   Net realized loss from investment transactions                                  (9,876)
   Net realized loss from futures transactions                                     (2,260)
   Change in net unrealized appreciation/depreciation of investments
      and futures contracts                                                       (13,954)
                                                                                ---------
           Net realized and unrealized loss on investments
              and futures contracts                                               (26,090)
                                                                                ---------
Decrease in net assets resulting from operations                                $ (26,445)
                                                                                =========

   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

14

 S T A T E M E N T S
====================------------------------------------------------------------
                     of CHANGES in NET ASSETS
                     (in thousands)

USAA NASDAQ-100 INDEX FUND

YEARS ENDED DECEMBER 31,

                                                                 2002          2001
                                                            --------------------------
FROM OPERATIONS

      Net investment loss                                   $    (355)       $    (168)
      Net realized loss on investments
         and futures transactions                             (12,136)          (6,262)
      Change in net unrealized appreciation/depreciation
         of investments and futures contracts                 (13,954)          (8,601)
                                                            --------------------------
         Decrease in net assets resulting
            from operations                                   (26,445)         (15,031)
                                                            --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

      Net investment income                                         -              (23)
                                                            --------------------------
      Net realized gains                                            -               (2)
                                                            --------------------------
FROM CAPITAL SHARE TRANSACTIONS

      Proceeds from shares sold                                45,888           67,198
      Reinvested dividends                                          -               26
      Cost of shares redeemed                                 (25,490)         (21,910)
                                                            --------------------------
         Increase in net assets from
             capital share transactions                        20,398           45,314
                                                            --------------------------
Net increase (decrease) in net assets                          (6,047)          30,258

NET ASSETS

      Beginning of period                                      58,925           28,667
                                                            --------------------------
      End of period                                         $  52,878        $  58,925
                                                            ==========================
CHANGE IN SHARES OUTSTANDING

      Shares sold                                              12,281           11,903
      Shares issued for dividends reinvested                        -                5
      Shares redeemed                                          (7,050)          (4,020)
                                                            --------------------------
         Increase in shares outstanding                         5,231            7,888
                                                            ==========================

   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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==========----------------------------------------------------------------------
           to FINANCIAL Statements

USAA NASDAQ-100 INDEX FUND

DECEMBER 31, 2002

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

                 USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of 18 separate funds. The information presented in this annual report pertains only to the USAA Nasdaq-100 Index Fund (the Fund). The Fund's investment objective is to match, before fees and expenses, the performance of the stocks composing the Nasdaq-100 Index. The Nasdaq-100 Index represents the largest and most active nonfinancial domestic and international companies listed on the Nasdaq Stock Market based on market capitalization. USAA Investment Management Company (the Manager), an affiliate of the Fund, has retained Barclays Global Fund Advisors (Barclays) to serve as subadviser for the Fund. Barclays is responsible for investing the Fund's assets. Under normal market conditions, Barclays attempts to achieve the Fund's objective by investing at least 80% of the Fund's assets, including borrowings for investment purposes, in the stocks of companies composing the Nasdaq-100 Index.

                     A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

                         1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange, are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

                         2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

16

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==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA NASDAQ-100 INDEX FUND

DECEMBER 31, 2002

                         3. Debt and government securities are valued each business day by a pricing service (the Service) approved by the Fund's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

                         4. Securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value.

                         5. Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager, and in consultation with the investment subadviser for the Fund, under valuation procedures approved by the Company's Board of Directors.

                     B. FUTURES CONTRACTS - The Fund may enter into financial futures contracts as a proxy for a direct investment in securities underlying the Fund's index. Upon entering into a contract, the Fund is required to make an initial margin deposit of either cash or securities in an amount equal to a certain percentage of the contract. Subsequently, payments known as variation margin payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures transactions involves the risk of

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==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA NASDAQ-100 INDEX FUND

DECEMBER 31, 2002

                         imperfect correlation between movements in the price of futures contracts and the underlying hedged securities.

                     C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income provision is required.

                     D. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities.

                     E. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

                         1. Market value of securities, other assets, and liabilities at the mean between the bid and asked translation rates of such currencies against U.S. dollars on a daily basis.

                         2. Purchases and sales of securities, income, and expenses at the rate of exchange obtained from an independent pricing service on the respective dates of such transactions.

                         Net realized and unrealized foreign currency gains/losses occurring during the holding period of investments are a

18

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA NASDAQ-100 INDEX FUND

DECEMBER 31, 2002

                         component of realized gain/loss on investments and unrealized appreciation/depreciation on investments, respectively.

                         Net realized foreign currency gains/losses arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. Net realized foreign currency gains/losses have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rate.

                     F. EXPENSES PAID INDIRECTLY - The Fund's custodian bank has agreed to reduce its fees when the Fund maintains a cash balance in the non-interest-bearing custody account. For the year ended December 31, 2002, custodian fee offset arrangements reduced expenses by $1,000.

                     G. USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT
--------------------------------------------------------------------------------

                 The Fund participates with other USAA funds in two joint, short-term, revolving, committed loan agreements totaling $500 million: $400 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager, and $100 million with Bank of America. The purpose of the

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA NASDAQ-100 INDEX FUND

DECEMBER 31, 2002

                 agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

                 Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets.

                 The USAA funds that are party to the loan agreements are assessed facility fees in aggregate by Bank of America in an annual amount equal to 0.09% of the $100 million loan agreement, whether used or not, and by CAPCO based on the funds' assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total (in no event to exceed 0.09% annually of the $400 million loan agreement). The facility fees are allocated among the funds based on their respective average net assets for the period. The Fund had no borrowings under either of these agreements during the year ended December 31, 2002.

(3) DISTRIBUTIONS
--------------------------------------------------------------------------------

                 The character of distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

                 During the current fiscal year, permanent differences between book and tax basis accounting resulted in reclassifications made to the

20

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA NASDAQ-100 INDEX FUND

DECEMBER 31, 2002

                 statement of assets and liabilities to decrease paid-in capital and decrease accumulated undistributed net investment loss by $355,000. This reclassification has no effect on net assets.

                 Total distributions and the character of such distributions may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains and losses as ordinary income for tax purposes and the tax deferral of losses on "wash sale" transactions.

                 The tax character of distributions paid during the years ended December 31, 2002 and 2001 was as follows:

                                                2002              2001
                                              --------          --------

                 Ordinary income             $      -          $ 26,000

                 Long-term capital gains     $      -          $      -


                 As of December 31, 2002, the components of net assets representing distributable earnings on a tax basis were as follows:

                 Undistributed ordinary income                 $          -

                 Accumulated net realized loss on investments   (17,090,000)

                 Unrealized depreciation                        (30,587,000)


                 Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At December 31, 2002, the Fund had a current post-October deferred capital loss of $6,053,000 and capital loss carryovers of $11,037,000 for federal income tax purposes. The post-October loss will be recognized on the first day of the following fiscal year. If not offset by subsequent capital gains, the capital loss carryovers will expire between 2010 and 2011. It is unlikely that the Company's Board of Directors will authorize a distribution of capital

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA NASDAQ-100 INDEX FUND

DECEMBER 31, 2002

                 gains realized in the future until the capital loss carryovers have been utilized or expire.

(4) INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

                 Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the year ended December 31, 2002, were $25,565,000 and $5,531,000, respectively.

                 The cost of securities at December 31, 2002, for federal income tax purposes, was $83,606,000.

                 Gross unrealized appreciation and depreciation of investments as of December 31, 2002, for federal income tax purposes, were $1,202,000 and $31,789,000, respectively, resulting in net unrealized depreciation of $30,587,000.

(5) TRANSACTIONS WITH MANAGER
--------------------------------------------------------------------------------

                     A. ADVISORY FEES - The Manager carries out the Fund's investment policies and provides oversight of the management of the Fund's assets managed by a subadviser. The Fund's advisory fees are accrued daily and paid monthly at an annualized rate of 0.20% of the Fund's average net assets. For the year ended
                         December 31, 2002, the Fund incurred advisory fee expense of $108,000, of which $9,000 was payable to the Manager as of December 31, 2002.

                     B. SUBADVISORY ARRANGEMENTS - The Manager has entered into an investment subadvisory agreement with Barclays, under which Barclays directs the investment and reinvestment of the Fund's assets (as allocated from time to time by the Manager). The Manager (not the
                         Fund) pays Barclays a subadvisory fee.

                     C. ADMINISTRATIVE FEES - The Manager provides services related to the administration and operation of the Fund. The Fund's

22

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA NASDAQ-100 INDEX FUND

DECEMBER 31, 2002

                         administrative fees are computed at an annualized rate of 0.35% of its average net assets, accrued daily and paid monthly. During the year ended December 31, 2002, the Fund incurred administrative fee expense of $189,000, of which $17,000 was payable to the Manager as of December 31, 2002.

                     D. EXPENSE LIMITATIONS - The Manager has voluntarily agreed to limit the annual expenses of the Fund to 0.85% of its annual average net assets, excluding the effect of any custodian fee offset arrangements, through April 30, 2003, and will reimburse the Fund for all expenses in excess of that amount, which for the year ended December 31, 2002, equaled $281,000. In subsequent years, the Manager may recover all or a portion of these reimbursed amounts from the Fund, provided that such recovery is made not later than three years from the Fund's inception date of October 27, 2000, and provided that the additional amount paid by the Fund, together with all other expenses of the Fund, in the aggregate, would not cause the Fund's expense ratio in any of the three years to exceed 0.85% of the Fund's annual average net assets. The carryover of excess expenses potentially reimbursable to the Manager but not recorded as a liability as of December 31, 2002, was $691,000.

                     E. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses. During the year ended December 31, 2002, the Fund incurred transfer agent's fee expense of $241,000, of which $21,000 was payable to USAA Transfer Agency Company as of December 31, 2002.

                     F. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA NASDAQ-100 INDEX FUND

DECEMBER 31, 2002

(6) TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

                 Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Fund.

(7) FUTURES CONTRACTS
--------------------------------------------------------------------------------

                 A summary of obligations under these financial instruments at December 31, 2002, is as follows:

                                                                                   MARKET         UNREALIZED
                 TYPE OF FUTURE            EXPIRATION      CONTRACTS    POSITION    VALUE        DEPRECIATION
                 --------------------------------------------------------------------------------------------
                 Nasdaq-100
                  Index Futures          March 20, 2003        2         Long       $ 197,000     $ (14,000)
                 Nasdaq-100
                  Mini Index Futures     March 21, 2003       20         Long         398,000       (11,000)
                                                              --                    ---------     ---------
                    Total                                     22                    $ 595,000     $ (25,000)

                 At December 31, 2002, the Fund segregated securities with a value of $1,314,000 to cover margin requirements on open futures contracts.

24

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA NASDAQ-100 INDEX FUND

DECEMBER 31, 2002

(8) FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                              PERIOD ENDED
                                                           YEAR ENDED DECEMBER 31,            DECEMBER 31,
                                                       ---------------------------------------------------
                                                          2002                2001                  2000*
                                                       ---------------------------------------------------
Net asset value at
   beginning of period                                 $    5.05           $    7.57             $   10.00
                                                       ---------------------------------------------------
Income (loss) from investment
   operations:
   Net investment income (loss)                             (.02)(a)            (.02)(a)               .01(a)
   Net realized and unrealized loss
      on investments and futures transactions              (1.90)(a)           (2.50)(a)             (2.44)(a)
                                                       ---------------------------------------------------
Total from investment operations                           (1.92)(a)           (2.52)(a)             (2.43)(a)
                                                       ---------------------------------------------------
Net asset value at end of period                       $    3.13           $    5.05             $    7.57
                                                       ===================================================
Total return (%)**                                        (38.02)             (33.48)               (24.20)
Net assets at end of period (000)                      $  52,878           $  58,925             $  28,667
Ratio of expenses to average
   net assets (%)***                                         .85(b)              .85(b)                .85(c)
Ratio of expenses to average
   net assets excluding reimbursements (%)***               1.37(b)             1.61(b)               2.56(c)
Ratio of net investment income
   (loss) to average net assets (%)***                      (.66)               (.37)                  .37(c)
Portfolio turnover (%)                                     11.01               17.98                  3.58

   *  Fund commenced operations on October 27, 2000.
  ** Calculated using net assets adjusted for last day trades and could differ from the Lipper reported return.
 ***  For the year ended December 31, 2002, average net assets were $54,113,000.
 (a) Calculated using average shares. For the year ended December 31, 2002, average shares were 14,710,000.
 (b) Reflects total expenses excluding any custodian fee offset arrangement, which had no impact on these ratios.
 (c) Annualized. The ratio is not necessarily indicative of 12 months of operations.

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA NASDAQ-100 INDEX FUND

DECEMBER 31, 2002

(9) CHANGE OF INDEPENDENT AUDITORS (UNAUDITED)
--------------------------------------------------------------------------------

                 On May 29, 2002, based on the recommendation of the Company's Audit Committee, the Company's Board of Directors determined not to retain KPMG LLP (KPMG) as the Fund's independent auditors and voted to appoint Ernst & Young LLP for the fiscal year ended December 31, 2002. KPMG served as the Fund's independent auditors since the Fund's inception on October 27, 2000. From that date through May 29, 2002, KPMG's audit reports contained no adverse opinion or disclaimer of opinion; nor were KPMG's reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, through May 29, 2002, there were no disagreements between the Fund and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

26

 D I R E C T O R S '
====================------------------------------------------------------------
                     INFORMATION

DIRECTORS* AND OFFICERS OF THE COMPANY
--------------------------------------------------------------------------------

                 The Company has five Officers and a Board of Directors. These Officers and Directors supervise the business and affairs of the USAA family of funds. The Board of Directors is responsible for the general oversight of the Funds' business and for assuring that the Funds are managed in the best interests of each Fund's respective shareholders. The Board of Directors periodically reviews the Funds' investment performance as well as the quality of other services provided to the Funds and their shareholders by each of the Fund's service providers, including USAA Investment Management Company (IMCO) and its affiliates. The term of office for each Director shall be fifteen (15) years or until the Director reaches age 70. All members of the Board of Directors shall be presented to shareholders for election or re-election, as the case may be, at least once every five years. Vacancies on the Board of Directors can be filled by the action of a majority of the Directors, provided that at least two-thirds of the Directors have been elected by the shareholders. Set forth below are the Directors and Officers of the USAA family of funds, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of Directors of the USAA family of funds consisting of four registered investment companies offering 39 individual Funds as of December 31, 2002. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

                 If you would like more information about the Funds' Directors, you may call 1-800-531-8181 to request a free copy of the Funds' statement of additional information (SAI).

                 * FOR SIMPLICITY THROUGHOUT THIS SECTION, THE BOARDS OF
                   DIRECTORS AND BOARDS OF TRUSTEES OF THE FOUR LEGAL ENTITIES THAT CONSTITUTE THE USAA FAMILY OF FUNDS WILL BE IDENTIFIED AS THE BOARD OF DIRECTORS.

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

INTERESTED DIRECTORS(1)
--------------------------------------------------------------------------------

                 ROBERT G. DAVIS(2)
                 Director and Chairman of the Board of Directors
                 Date of Birth: November 1946

                 Chairman, Chief Executive Officer, and President of United Services Automobile Association (USAA) (10/02-present); President and Chief Executive Officer of USAA (4/00-10/02); President and Chief Operating Officer of USAA (6/99-3/00); Director of USAA (2/99-present); Deputy Chief Executive Officer for Capital Management of USAA (6/98-5/99); President, Chief Executive Officer, Director, and Chairman of the Board of Directors of USAA Capital Corporation (CAPCO) and several of its subsidiaries and affiliates (1/97-present); and President, Chief Executive Officer, Director, and Chairman of the Board of Directors of USAA Financial Planning Services (1/97-present). Mr. Davis serves as a Director/Trustee and Chairman of the Boards of Directors/Trustees of the USAA family of funds.
                 Mr. Davis has served in his capacity as Director since
                 December 1996. He also serves as a Director and Chairman of the Boards of Directors of USAA Investment Management Company
                 (IMCO), USAA Life Insurance Company, USAA Federal Savings
                 Bank, and USAA Real Estate Company (RealCo).

                 CHRISTOPHER W. CLAUS(2)
                 Director, President, and Vice Chairman of the Board of
                   Directors
                 Date of Birth: December 1960

                 President and Chief Executive Officer, Director, and Vice Chairman of the Board of Directors, IMCO (2/01-present). Senior Vice President of Investment Sales and Service, IMCO (7/00-2/01); Vice President, Investment Sales and Service, IMCO (12/94-7/00). Mr. Claus serves as President, Director/Trustee, and Vice Chairman of the Boards of Directors/Trustees of the USAA family of funds. Mr. Claus has served in his capacity as Director since February 2001. He also serves as President, Director, and Chairman of the Board of Directors of USAA Shareholder Account Services. He also holds the Officer position of Senior Vice President of the USAA Life
                 Investment Trust, a registered investment company offering five individual funds.

28

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

NON-INTERESTED DIRECTORS
--------------------------------------------------------------------------------

                 BARBARA B. DREEBEN(3),(4),(5)
                 USAA Investment Management Company
                 P. O. Box 659430
                 San Antonio, TX 78265-9430
                 Director
                 Date of Birth: June 1945

                 President, Postal Addvantage (7/92-present), which is a postal mail list management service. Ms. Dreeben serves as Director/Trustee of the USAA family of funds. Ms. Dreeben has served in her capacity as Director since January 1994.
                 Ms. Dreeben holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

                 ROBERT L. MASON, PH.D.(3),(4),(5)
                 USAA Investment Management Company
                 P. O. Box 659430
                 San Antonio, TX 78265-9430
                 Director
                 Date of Birth: July 1946

                 Institute Analyst, Southwest Research Institute (3/02-present); Staff Analyst, Southwest Research Institute (9/98-3/02); Manager, Statistical Analysis Section, Southwest Research Institute (8/75-9/98), which focuses in the fields of technological research and development. Dr. Mason serves as a Director/Trustee of the USAA family of funds. Dr. Mason has served in his capacity as Director since January 1997.
                 Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

                 MICHAEL F. REIMHERR(3),(4),(5)
                 USAA Investment Management Company
                 P. O. Box 659430
                 San Antonio, TX 78265-9430
                 Director
                 Date of Birth: August 1945

                 President of Reimherr Business Consulting (5/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr serves as a Director/Trustee of the USAA family of funds. Mr. Reimherr has served in his capacity as Director since January 2000. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

                 LAURA T. STARKS, PH.D.(3),(4),(5)
                 USAA Investment Management Company
                 P. O. Box 659430
                 San Antonio, TX 78265-9430
                 Director
                 Date of Birth: February 1950

                 Charles E. and Sarah M. Seay Regents Chair Professor of Finance, University of Texas at Austin (9/96-present); Sarah Meadows Seay Regents Professor of Finance, University of Texas of Austin (9/94-9/96). Dr. Starks serves as a Director/Trustee of the USAA family of funds. Dr. Starks has served in her capacity as Director since May 2000. Dr. Starks holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

30

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

                 RICHARD A. ZUCKER (2),(3),(4),(5)
                 USAA Investment Management Company
                 P. O. Box 659430
                 San Antonio, TX 78265-9430
                 Director
                 Date of Birth: July 1943

                 Vice President, Beldon Roofing Company (7/85-present).
                 Mr. Zucker serves as a Director/Trustee of the USAA family of funds. Mr. Zucker has served in his capacity as Director since January 1992. Mr. Zucker holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

                 (1) INDICATES THOSE DIRECTORS AND OFFICERS WHO ARE EMPLOYEES OF
                     THE MANAGER OR AFFILIATED COMPANIES AND ARE CONSIDERED "INTERESTED PERSONS" UNDER THE 1940 ACT.

                 (2) MEMBER OF EXECUTIVE COMMITTEE

                 (3) MEMBER OF AUDIT COMMITTEE

                 (4) MEMBER OF PRICING AND INVESTMENT COMMITTEE

                 (5) MEMBER OF CORPORATE GOVERNANCE COMMITTEE

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

                 CLIFFORD A. GLADSON
                 Vice President
                 Date of Birth: November 1950

                 Senior Vice President, Fixed Income Investments, IMCO (9/02-present); Vice President, Fixed Income Investments, IMCO (5/02-9/02); Vice President, Mutual Fund Portfolios, IMCO (12/99-5/02); Assistant Vice President, Fixed Income Investments, IMCO (11/94-12/99). Mr. Gladson also holds the Officer position of Vice President of the USAA family of funds, and for USAA Life Investment Trust, a registered investment company offering five individual funds.

                 STUART WESTER
                 Vice President
                 Date of Birth: June 1947

                 Vice President, Equity Investments, IMCO (1/99-present); Vice President, Investment Strategy and Analysis, CAPCO (6/96-1/99). Mr. Wester also holds the Officer position of Vice President of the USAA family of funds, and for USAA Life Investment Trust, a registered investment company offering five individual funds.

                 MARK S. HOWARD
                 Secretary
                 Date of Birth: October 1963

                 Senior Vice President, Securities Counsel, USAA (12/02-present); Senior Vice President, Securities Counsel & Compliance, IMCO (1/02-12/02); Vice President, Securities Counsel & Compliance, IMCO (7/00-1/02); Assistant Vice President, Securities Counsel, USAA (2/98-7/00); and Executive Director, Securities Counsel, USAA (9/96-2/98). Mr. Howard also holds the Officer positions of Secretary for the USAA family of funds and IMCO; Senior Vice President, Secretary, and Counsel of IMCO and USAA Shareholder Account Services; and Assistant Secretary of USAA Financial Planning Services, and USAA Life Investment Trust, a registered investment company offering five individual funds.

32

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

                 DAVID M. HOLMES
                 Treasurer
                 Date of Birth: June 1960

                 Senior Vice President, Life/IMCO/FPS Senior Financial Officer, USAA (12/02-present); Senior Vice President, Senior Financial Officer, IMCO (6/01-12/02); Vice President, Senior Financial Officer, USAA RealCo (12/97-5/01); Assistant Vice President, Capital Markets, RealCo (1/96-12/97). Mr. Holmes also holds the Officer positions of Treasurer of the USAA family of funds and IMCO and USAA Life Investment Trust, a registered investment company offering five individual funds; and Senior Vice President, Senior Financial Officer of USAA Shareholder Account Services.

                 ROBERTO GALINDO, JR.
                 Assistant Treasurer
                 Date of Birth: November 1960

                 Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present); Assistant Vice President, Mutual Fund Analysis & Support, IMCO (10/01-12/02); Executive Director, Mutual Fund Analysis & Support, IMCO (6/00-10/01); Director, Mutual Fund Analysis, IMCO (9/99-6/00); Vice President, Portfolio Administration, Founders Asset Management LLC (7/98-8/99); Assistant Vice President, Director of Fund & Private Client Accounting, Founders Asset Management LLC (7/93-7/98). Mr. Galindo holds the Officer position of Assistant Treasurer for the USAA family of funds and USAA Life Investment Trust, a registered investment company offering five individual funds.

                 (1) INDICATES THOSE OFFICERS WHO ARE EMPLOYEES OF USAA
                     INVESTMENT MANAGEMENT COMPANY OR AFFILIATED COMPANIES AND ARE CONSIDERED "INTERESTED PERSONS" UNDER THE INVESTMENT COMPANY ACT OF 1940.

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34

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

           DIRECTORS      Robert G. Davis, CHAIRMAN OF THE BOARD
                          Christopher W. Claus, VICE CHAIRMAN OF THE BOARD
                          Barbara B. Dreeben
                          Robert L. Mason, Ph.D.
                          Michael F. Reimherr
                          Laura T. Starks, Ph.D.
                          Richard A. Zucker

 INVESTMENT ADVISER,      USAA Investment Management Company
        UNDERWRITER,      9800 Fredericksburg Road
     AND DISTRIBUTOR      San Antonio, Texas 78288

      TRANSFER AGENT      USAA Shareholder Account Services
                          9800 Fredericksburg Road
                          San Antonio, Texas 78288

           CUSTODIAN      State Street Bank and Trust Company
                          P.O. Box 1713
                          Boston, Massachusetts 02105

INDEPENDENT AUDITORS      Ernst & Young LLP
                          100 West Houston St., Suite 1900
                          San Antonio, TX 78205

           TELEPHONE      Call toll free - Central time
    ASSISTANCE HOURS      Monday - Friday, 7 a.m. to 10 p.m.
                          Saturday, 8:30 a.m. to 5 p.m.
                          Sunday, 10:30 a.m. to 7 p.m.

      FOR ADDITIONAL      1-800-531-8181, in San Antonio 456-7200
   INFORMATION ABOUT      For account servicing, exchanges,
        MUTUAL FUNDS      or redemptions
                          1-800-531-8448, in San Antonio 456-7202

     RECORDED MUTUAL      24-hour service (from any phone)
   FUND PRICE QUOTES      1-800-531-8066, in San Antonio 498-8066

         MUTUAL FUND      (from touch-tone phones only)
   USAA TOUCHLINE(R)      For account balance, last transaction, fund
                          prices, or to exchange or redeem fund shares
                          1-800-531-8777, in San Antonio 498-8777

     INTERNET ACCESS      USAA.COM

THROUGH OUR ONGOING EFFORTS TO REDUCE EXPENSES, YOUR REPORT MAILINGS ARE STREAMLINED. WE DEVELOP MAILING LISTS USING CRITERIA SUCH AS ADDRESS, MEMBER NUMBER, AND SURNAME TO SEND ONE REPORT TO EACH HOUSEHOLD INSTEAD OF SENDING A REPORT TO EVERY REGISTERED OWNER. THIS PRACTICE IS DESIGNED TO REDUCE DUPLICATE COPIES AND SAVE PAPER AND POSTAGE COSTS TO THE FUND. IF YOU PREFER NOT TO PARTICIPATE IN STREAMLINING AND WOULD LIKE TO CONTINUE RECEIVING ONE REPORT PER REGISTERED ACCOUNT OWNER, PLEASE CALL US AND WE WILL BEGIN YOUR INDIVIDUAL DELIVERY WITHIN 30 DAYS OF YOUR REQUEST.

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